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EXHIBIT 10.1

SUPPLEMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

        This SUPPLEMENT, dated as of October 19, 2004 (this "Supplement"), to the Existing Credit Agreement referred to below, is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the "Borrower"), certain Lenders (such term, and other terms used in this Supplement, to have the meanings set forth in Part I below), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch (the Syndication Agent for the Lenders under the Existing Credit Agreement) and THE BANK OF NOVA SCOTIA, as the Administrative Agent for the Lenders and as the Lead Arranger for the Designated Additional Term B Loans.

W I T N E S S E T H:

        WHEREAS, pursuant to the terms of the Fifth Amended and Restated Credit Agreement, dated as of January 21, 2004 (as further amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among the Borrower, the various financial institutions party thereto (the "Lenders"), the Syndication Agent and the Administrative Agent, the Lenders made (and remain committed to make) Credit Extensions to the Borrower; and

        WHEREAS, pursuant to Section 2.1.6 of the Existing Credit Agreement, the Borrower has requested $150,000,000 of Designated Additional Term B Loans to be made, and this Supplement is being executed and delivered to, among other things, evidence the terms of, and give effect to the making of, such Designated Additional Term B Loans;

        NOW, THEREFORE, in consideration of the agreements herein contained and pursuant to Section 2.1.6 of the Existing Credit Agreement, the Existing Credit Agreement is hereby supplemented as follows:

PART I
DEFINITIONS

        SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Supplement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

        "Designated Additional Term B Loan Note" means a promissory note of the Borrower, payable to the order of any Lender owed a Designated Additional Term B Loan, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Designated Additional Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Existing Credit Agreement" is defined in the first recital.

        "Supplement" is defined in the preamble.

        "Supplement Effective Date" is defined in the Subpart 3.1.

        SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Supplement with such meanings.

PART II
TERMS OF DESIGNATED ADDITIONAL TERM B LOANS

        SUBPART 2.1. Commitment. Subject to the terms hereof, the Borrower, the Lenders party to this Supplement, the Syndication Agent and the Administrative Agent agree that:

  (a)
  in a single Borrowing occurring on the Supplement Effective Date, each Lender a party hereto agrees (severally, and not jointly) to make a Designated Additional Term B Loan to the Borrower in the principal amount of its commitment opposite its name as set forth on Schedule II to this Supplement;

  (b)
  each applicable Lender's Percentage of Designated Additional Term B Loans shall initially be as set forth opposite its name on Schedule II hereto under the applicable column heading and such Schedule II hereto shall supplement Schedule II to the Credit Agreement;

  (c)
  no amounts paid or prepaid with respect to Designated Additional Term B Loans may be reborrowed;

  (d)
  the "Applicable Margin" with respect to the unpaid principal amount of Designated Additional Term B Loans maintained as (i) a Base Rate Loan shall be 0.50% per annum and (ii) a LIBO Rate Loan shall be 1.50% per annum;

  (e)
  the Stated Maturity Date for Designated Additional Term B Loans shall be March 31, 2010;

  (f)
  the Borrower shall, on the Stated Maturity Date for Designated Additional Term B Loans and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Designated Additional Term B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to the Credit Agreement), as applicable:
12/31/04 through (and including) 03/31/09	$375,000.00
6/30/09 through (and including) Stated Maturity Date	$35,812,500.00; and
  (g)
  the Designated Additional Term B Loans referred to in this Supplement are made pursuant to Section 2.1.6 of the Existing Credit Agreement and shall be treated as "Term Loans" for all other purposes in the Credit Agreement except as otherwise set forth herein.

        SUBPART 2.2. Exhibit A-5. The exhibits to the Existing Credit Agreement are hereby amended by adding Exhibit A-5 hereto.

PART III
CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1. Effective Date. This Supplement shall become effective on the date (the "Supplement Effective Date") when all of the conditions set forth in this Part have been satisfied.

        SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Supplement, executed on behalf of the Borrower, the Syndication Agent, the Administrative Agent and each Lender that will initially make the Designated Additional Term B Loans.

        SUBPART 3.1.2. Resolutions, etc. The Administrative Agent shall have received from the Borrower (x) a copy of a good standing certificate dated a date reasonably close to the Supplement Effective

Date and (y) a certificate, dated the Supplement Effective Date, of its Secretary or Assistant Secretary as to:

  (a)
  resolutions of the Borrower's Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Supplement and the Notes evidencing the Designated Additional Term B Loans; and

  (b)
  the incumbency and signatures of the Borrower's Authorized Officers authorized to execute and deliver this Supplement and the Notes evidencing the Designated Additional Term B Loans;

upon which certificate each Lender may conclusively rely until such Lender shall have received a further certificate of the Borrower canceling or amending the prior certificate.

        SUBPART 3.1.3. Delivery of Notes. The Administrative Agent shall have received a Note (in the form of Exhibit A-5), for the account of each applicable Lender that has requested a Note evidencing such Lender's Designated Additional Term B Loan, duly executed and delivered by an Authorized Officer of the Borrower.

        SUBPART 3.1.4. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent substantially in the form of Exhibit B hereto, dated the Supplement Effective Date and duly executed by an Authorized Officer of each Guarantor.

        SUBPART 3.1.5. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Supplement Effective Date and addressed to the Administrative Agent and all Lenders, from:

  (a)
  Simpson Thacher & Bartlett LLP, New York counsel to the Borrower and each other Obligor, in form and substance satisfactory to the Administrative Agent; and

  (b)
  Hunton & Williams LLP, Virginia counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

        SUBPART 3.1.6. Fees and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Existing Credit Agreement or otherwise owing to an Agent or a Lender.

PART IV
REPRESENTATIONS AND WARRANTIES

        To induce the Lenders and the Agents to enter into this Supplement, and to make the Designated Additional Term B Loans on the Supplement Effective Date, the Borrower represents and warrants to the Lenders and the Agents as set forth below.

        SUBPART 4.1. Validity, etc. This Supplement (and the Existing Credit Agreement as supplemented hereby) constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        SUBPART 4.2. Representations and Warranties, etc. Both before and after giving effect to this Supplement, the representations and warranties contained in Section 5.2.1 of the Existing Credit Agreement are true and correct in all material respects, as of the date hereof with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

        SUBPART 4.3. Liens Unimpaired. After giving effect to this Supplement and the incurrence of the Designated Additional Term B Loans, neither the modification of the Existing Credit Agreement effected pursuant to this Supplement nor the execution, delivery, performance or effectiveness of this Supplement and the incurrence of the Debt represented by the Designated Additional Term B Loans:

  (a)
  impairs the validity, effectiveness or priority of the Liens granted in favor of the Secured Parties pursuant to the Loan Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Designated Additional Term B Loans), whether heretofore or hereafter incurred; or

  (b)
  requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

PART V
MISCELLANEOUS

        SUBPART 5.1. Cross-References. References in this Supplement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Supplement.

        SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Supplement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

        SUBPART 5.3. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 5.4. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile shall be effective as delivery of a manually executed counterpart of this Supplement.

        SUBPART 5.5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.
By:	Name: Title:
THE BANK OF NOVA SCOTIA, as the Administrative Agent and as a Designated Additional Term B Loan Lender
By:	Name: Title:
CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	Name: Title:
By:	Name: Title:
[INSERT NAME OF LENDER]
By:	Name: Title:

SCHEDULE II

COMMITMENTS AND PERCENTAGES
Designated Additional Term B Loans $150,000,000 (maximum principal amount)

Designated Additional Term B Loan Lender	Commitment	Percentage
ON FILE WITH THE ADMINISTRATIVE AGENT	ON FILE WITH THE ADMINISTRATIVE AGENT	ON FILE WITH THE ADMINISTRATIVE AGENT

EXHIBIT A-5

FORM OF DESIGNATED ADDITIONAL TERM B LOAN NOTE

$	, 2004

        FOR VALUE RECEIVED, the undersigned, WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation ("WWI"), promises to pay to the order of                        (the "Lender") the principal sum of                         ($                        ) or, if less, the aggregate unpaid principal amount of all Designated Additional Term B Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Fifth Amended and Restated Credit Agreement, dated as of January 21, 2004 (as further amended, supplemented or otherwise modified prior to the date hereof, and as further amended, amended and restated, supplemented or otherwise modified from time to time the "Existing Credit Agreement"), among the Borrower, the various financial institutions party thereto (the "Lenders"), the Syndication Agent and the Administrative Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date for Designated Additional Term B Loans. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

        WWI also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

        This Note is one of the Designated Additional Term B Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which WWI is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

WEIGHT WATCHERS INTERNATIONAL, INC.

By:	Name: Title:

DESIGNATED ADDITIONAL TERM B LOANS AND PRINCIPAL PAYMENTS

	Amount of Designated Additional Term B Loan Made			Amount of Principal Repaid		Unpaid Principal Balance
Date	Alternate Base Rate	LIBO Rate	Interest Period (If Applicable)	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

AFFIRMATION AND CONSENT

October 19, 2004

The Bank of Nova Scotia,
    as Administrative Agent under the
    Credit Agreement referred to below

                -and-

Each of the Lenders party
    to the Credit Agreement
    referred to below

WEIGHT WATCHERS INTERNATIONAL, INC.

Ladies and Gentlemen:

        This Affirmation and Consent is delivered to you pursuant to Section 3.1.4 of the Supplement, dated as of the date hereof (the "Supplement") among Weight Watchers International, Inc., a Virginia corporation (the "Borrower"), the Agents and the Lenders party thereto, the Fifth Amended and Restated Credit Agreement, dated as of January 21, 2004 (as further amended, supplemented or otherwise modified prior to the date hereof, and as further amended, amended and restated, supplemented or otherwise modified from time to time the "Existing Credit Agreement"), among the Borrower, the various financial institutions party thereto (the "Lenders"), the Syndication Agent and the Administrative Agent. Terms not otherwise defined herein have the meaning assigned to such term in the Credit Agreement.

        By its signature below, each of the undersigned (each a "Signatory") hereby acknowledges, consents and agrees to the modification of the Existing Credit Agreement pursuant to the terms and provisions set forth in the Supplement.

        Each Signatory acknowledges that the Borrower has incurred up to $150,000,000 of additional Debt in the form of Designated Additional Term B Loan. Also, each Signatory hereby reaffirms, as of the Supplement Effective Date (as defined in the Supplement), (i) the covenants and agreements contained in each Loan Document to which it is a party, in each case, as such covenants and agreements may be modified by the Credit Agreement, (ii) its guarantee of payment of the Obligations pursuant to the applicable Guaranty, and (iii) its pledges and other grants of Liens in respect of the Obligations pursuant to the applicable Loan Documents to which such Signatory is a party.

        Each Signatory hereby represents and warrants that, immediately after giving effect to the Supplement, (i) no Default has occurred and is continuing, and (ii) each Loan Document, to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

        Each Signatory further confirms that each Loan Document, to which it is a party, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Supplement Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the Supplement.

        Each Signatory hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender of this document shall not be construed in any manner to establish (or indicate) any

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course of dealing on the Administrative Agent's or any Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

        This Affirmation and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. This Affirmation and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

        This Affirmation and Consent may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Affirmation and Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Affirmation and Consent.

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        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.

WEIGHT WATCHERS UK HOLDING LTD
By:
Title:
WEIGHT WATCHERS INTERNATIONAL HOLDINGS LTD
By:
Title:
WEIGHT WATCHERS U.K. LTD
By:
Title:

WAIST WATCHERS, INC.
WEIGHT WATCHERS DIRECT, INC.
WEIGHT WATCHERS NORTH AMERICA, INC.
W/W TWENTYFIRST CORPORATION
W.W. WEIGHT REDUCTION SERVICES, INC.
W.W.I. EUROPEAN SERVICES, LTD
W.W. INVENTORY SERVICE CORP.
58 WW FOOD CORP.
WEIGHT WATCHERS CAMPS, INC.
W.W. CAMPS AND SPAS, INC.
By:
Title:
WEIGHT WATCHERS INTERNATIONAL PTY LTD
By:
Title:
By:
Title:

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FORTUITY PTY LTD
By:
Title:
By:
Title:
GUTBUSTERS PTY LTD
By:
Title:
By:
Title:
WW FUNDING CORP.
By:
Title:
ARTAL LUXEMBOURG S.A.
By:
Title:

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  EXHIBIT 10.1